REINWALD O'CONNOR & PLAYDON LLP
A LIMITED LIABILITY LAW PARTNERSHIP

JERROLD K. GUBEN     3107-0
Pacific Guardian Center
Makai Tower,  24th Floor
733 Bishop Street
Honolulu, Hawaii  96813
Telephone:  (808) 524-8350

Attorney for Debtor, AQUASEARCH, INC.


                      IN THE UNITED states BANKRUPTCY COURT

                           FOR THE DISTRICT OF HAWAII

In re                             Case No. 01-04260
                                  (Chapter 11)
AQUASEARCH, INC.,
a Colorado corporation,           PLAN CONFIRMATION HEARING
                                  (See Amended Disclosure Statement for Voting
                                  and Objecting Procedures)
                 Debtor.          DATE:
                                  TIME:
                                  JUDGE:        HONORABLE ROBERT J. FARIS

------------------------


                         DEBTOR'S PLAN OF REORGANIZATION


I.         INTRODUCTION

           Aquasearch, Inc., the Debtor in Chapter 11, is a biopharmaceutical company which manufactures The AstaFactor, has contracts with the United States Department of Energy and the University of Hawaii, and has the use of several patents and other propriety processes to manufacture AstaFactor and other algae-based products.


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           On October 30, 2001, an involuntary petition was filed. The Debtor consented to the entry of the order for relief on November 30, 2001. The Debtor and Chardan Ventures ("Chardan") are the Plan Proponents.

           This document is the Debtor's Chapter 11 Plan of Reorganization. Sent to you in this same package is the Disclosure Statement, which has been approved by the Bankruptcy Court, and is provided to help you understand the Plan, the confirmation process and the balloting procedures.

           This is a rehabilitation plan. In other words, the Plan provides for the Debtor to continue to operate its pre-petition business, under new management, with a new board of directors.

           This document will explain how each creditor and equity security interest holders will be treated under the Plan.

           The Effective Date of the Plan is 30 days after the entry of the Order of Confirming the Plan, or, at a date set by the Court.

II.        PLAN FINANCING

           On December 3, 2001, the Court approved Debtor-in-Possession ("DIP") financing in an amount of $300,000. On March 25, 2002, the Court approved additional DIP financing in an amount of up to $200,000. These amounts were advanced by Chardan Ventures.

           The Plan will be financed as described below. The parties financing the Plan will deposit all amounts necessary to satisfy the monetary requirements of the Plan, seven (7) days prior to the Effective Date.



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III.       CLASSIFICATION AND TREATMENT OF CLAIMS AND INTEREST

           As required by the Bankruptcy Code, the Plan groups claims and interests into various classes, according to the right to payment or priority of the claims as established by the Court. The Plan also states whether each class of claims or interests is impaired or unimpaired or will vote to accept or reject the Plan.

A.         NON-VOTING STATUTORY CLASSES.

           Certain types of claims are not placed in voting classes, instead they are included in non-voting classes. These non-voting classes are not considered impaired and do not vote to accept or reject the Plan because the unimpaired classes are entitled to specific treatment as provided for by the Bankruptcy Code or Court Order.

           As to the non-voting statutory classes, the treatment is as follows:

1.         CLASS 1:  11 U.S.C.SS.364(C)(1) - SUPERPRIORITY ADMINISTRATIVE CLAIM.

           On December 3, 2001 and March 25, 2002, this Court entered Orders authorizing the Debtor to borrow $300,000 and $200,000 from Chardan on the terms set forth in the Orders. The Orders provide that Chardan will have a superpriority administrative expense claim, ss.364(c)(1), for all funds advanced, plus twelve percent (12%) interest.

           Chardan will have ass.364(c)(1) superpriority claim for all amounts advanced to the Debtor, with repayment as follows:

                  (a) if the Plan is confirmed, Chardan will be paid the allowed amount of its Class 1 claim in cash on the Effective Date;

                  (b) if the Plan is not confirmed, then Chardan will be paid, in full, in cash, plus interest on the Effective Date of any other Plan.



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         The Class 1 claimant is unimpaired and will not vote to accept or reject the Plan.

2.         CLASS 2:  11 U.S.C.SS.503(B) - ADMINISTRATIVE CLAIMS.

         The Code requires that all post-petition administrative claims be paid in full, in cash, on the Effective Date of the Plan, unless the creditors agree to contrary treatment, 11 U.S.C.ss.1129(a)(9)(A).

         The Plan provides for the payment, in full, in cash, of all allowed administrative claims.

         Class 2 is unimpaired and will not vote to accept or reject the Plan.

         SEE Exhibit B, attached to the Disclosure Statement, for a schedule of Administrative Claims as of March 26, 2002. The Debtor reserves the right to pay any Administrative Claim in the ordinary course of business.

3.         CLASS 3:  11 U.S.C.SS.507(A)(2) ANDSS.507(A)(3)  - "GAP" PERIOD AND
           PRE-PETITION PRIORITY WAGE CLAIMS.

         The Plan provides to pay the Class 3 "gap" period and pre-petition wage priority claims, the full amount of their claim, in cash, on the Effective Date of the Plan, as per 11 U.S.C.ss.1129(a)(9)(B).

         The Class 3 "gap" period and pre-petition wage claims is unimpaired and will not vote to accept or reject the Plan.

         SEE Exhibit C, attached to the Disclosure Statement.



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4.         CLASS 4:  11 U.S.C.SS.507(A)(8) - PRIORITY TAX CLAIMS.

         The Class 4 priority tax claims will be paid as provided for byss.1129(a)(9)(C) of the Code. The Code provides that the priority tax claimants must be paid in full, within six (6) years of the date of assessment.

         The Class 4 claimants will be paid the full amount of their claim in 24 quarterly payments with interest with the first installment paid on the Effective Date of the Plan. The Debtor may pay the Class 4 priority claims on an earlier date at the option of the Debtor.

         Class 4 is unimpaired and will not vote to accept or reject the Plan.

B.         VOTING CREDITOR AND EQUITY SECURITY INTEREST CLASSES

         1. CLASS 5: TRADE CREDITORS, PROFESSIONAL CLAIMANTS AND CONVERTIBLE NOTE HOLDERS.

         The Class 5 unsecured trade creditors, professional claimants and convertible note holders will be paid fifteen percent (15%) of their allowed claims, in cash, on the Effective Date of the Plan.

         The Class 5 is impaired and will vote to accept or reject the Plan.

         SEE Exhibit D attached to the Disclosure Statement.

         2. CLASS 6: EQUITY SECURITY INTEREST HOLDERS.

         The Debtor is a publicly-held company, which issued stock, warrants and other rights.



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         The Debtor will reserve thirty-two percent (32%) of the reorganization stock for the Class 6 equity security interest holders. Aqua RM Co., Inc. and its nominees will receive 68% of the reorganization stock. The distribution will be made to the shareholder and rights warrant holders, will receive their distribution on the Effective Date, as follows:

                 PRE-PETITION EQUITY                REORGANIZATION
                  SECURITY INTEREST                     STOCK
                 ------------------------------------------------------

                  One (1) share of                One (1) share of
                  pre-petition shares             reorganization stock

                  Five (5) warrants               One (1) share of
                                                  reorganization stock

         The Class 6 equity holders claimants are impaired and will vote to accept or reject the Plan.

         All funds necessary to finance the Plan will be deposited seven (7) days before the Effective Date. The reorganized Debtor will distribute the reorganization stock to the Class 6 equity interest holders.

C.         MEANS OF CONSUMMATING THE PLAN.

         The Court has fixed a claims bar date for all classes of claimants to file their proofs of claim for those creditors and claimants who must file claims under Rule 3001(e), F.R.Bk.P. and 11 U.S.C.ss.503(b).

         The Debtor and Aqua RM Co., Inc. will deposit sufficient funds necessary to satisfy all of the monetary obligations provided for in the Plan.

         Upon the confirmation of the Plan, the Debtor's corporate charter shall be amended to increase the number of authorized common shares to 490 million. The present pre-petition shareholders will exchange one (1) share of stock for one (1) share of reorganization stock and five (5) warrants for one (1) share of reorganization stock.



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D.         POST-CONFIRMATION MANAGEMENT.

         The management of the reorganized Debtor will be identified at the time of the confirmation.

         The Reorganized Debtor's Board of Directors will consist of five (5) directors, including the new CEO and the other members who are identified on the Effective Date.

E.         DISBURSING AGENT

         The Debtor will serve as the disbursing agent. The funds necessary to finance the Plan will be deposited seven (7) days prior to the Effective Date. The Debtor's management will disburse the stock necessary to comply with the Plan.

F.         EXECUTORY CONTRACTS.

         The Debtor has several executory contracts and unexpired leases, all of leases will be assumed or rejected on the Effective Date pursuant toss.1123(b)(2) andss.365(g).

         The Debtor's contracts and permits with the State of Hawaii, University of Hawaii and the United States Department of Energy will be assumed.

         The Debtor will make "cure" payment, if any monetary delinquencies exist on the Effective Date. All other executory contracts not specifically set forth in Exhibit E, attached to the Disclosure Statement, will be rejected. If an executory contract is rejected, the non-debtor rejected party will have a Class 5 claim, as calculated by ss.365(g) and ss.502(g) of the Code.


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G.         EFFECT OF CONFIRMATION.

         As provided byss.1141(d)(1)(A) and (B) of the Code, the Debtor's obligation and claims that accrued prior to October 30, 2001 will be discharged and interests of equity security interests including stock, warrants, rights and options will be cancelled and terminated.

H.         MODIFICATION OF PLAN.

         The Proponents of the Plan may modify the Plan at any time before confirmation.

         The Proponents of the Plan may also seek to modify the Plan at any time after confirmation so long as (1) the Plan has not been substantially consummated AND (2) if the Court authorizes the proposed modification after notice and hearing.

         I. POST-CONFIRMATION CONVERSION/DISMISSAL.

         A creditor or party in interest may bring a motion to convert or dismiss the case under ss.1112(b), after the Plan is confirmed, if there is a default in performing the Plan. If the Court orders the case converted to Chapter 7 after the Plan is confirmed, then all property that had been property of the Chapter 11 estate, and that has not been disbursed pursuant to the Plan, will vest in the Chapter 7 estate, and the automatic stay will be reimposed upon the revested property only to the extent that relief from stay was not previously granted by the Court during this case.

         As a rehabilitation Plan, the recovery by way of the Plan will be greater than a Chapter 7 case.


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         The governmental units and taxing authorities retain their non-bankruptcy rights upon a default of any obligation imposed by the Plan, including the Subtitle F of the Internal Revenue Code.

         J. POST-CONFIRMATION UNITED STATES TRUSTEE'S FEES.

         As per 28 U.S.C.ss.1930(a)(6), the Reorganized Debtor will move to close the case pursuant to 11 U.S.C.ss.350 and Rule 3022, F.R.Bk.P., upon confirmation. To the extent that quarterly fees are owed post-confirmation, the Debtor will make the payments as a condition of the order closing the case.

         K. RETENTION OF JURISDICTION BY THE BANKRUPTCY COURT.

         The Court will retain jurisdiction over the consummation of the Plan to the extent provided by law.

         L. FINAL DECREE.

         Once the Estate has been fully administered as referred to in Bankruptcy Rule 3022, the Plan Proponent, or other party as the Court shall designate in the Plan Confirmation Order, shall file a motion with the Court to obtain a final decree to close the case.

         DATED: Honolulu, Hawaii, April 3, 2002.



                                                 ----------------------
                                                 JERROLD K. GUBEN
                                                 Attorney for Debtor
                                                 AQUASEARCH, INC.




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